Microsoft Word 10.0.3416;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22 , 2006
                                                 ------------------


                      Transnational Financial Network, Inc.
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        (Exact name of small business issuer as specified in its charter)


California                       1-14219                             94-2964195
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(State or other jurisdiction (Commission File                  (I.R.S.Employer
of incorporation)                 Number)                    Identification No.)

401 Taraval Street, San Francisco, CA                                      94116
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(Address of principal executive offices)                             (Zip Code)


(Registrant's telephone number, including area code: (415) 242-7800


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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrantunder any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Pursuant to internal management review, our management, audit committee, and outside independent accountant, Burr, Pilger & Mayer, LLP have concluded that our accounting for the Fair value of derivative instruments pursuant to SAB 105, which we adopted at the end of fiscal year 2004, and SFAS 133 has been incorrect.

We expect the effects on our Assets, Liabilities, Equity and Revenues to be immaterial. The effects on Net Income will likely be material, but only when measured on an absolute percentage change basis, not because it has an effect on our actual operations. The effects of these changes on the Company's cash flows, operations and ability to conduct its business are zero.

There were two errors detected. First, there was an error in the underlying worksheets calculating the change in value of our Locked Pipeline of mortgage loan commitments to borrowers. This error resulted in a reversal of the sign of the change in value the Locked Pipeline. Second, the value of the Best Efforts loan locks we secure with secondary market investors upon making loan commitments to borrowers was not accounted for.

We report the "Fair value of derivative financial instruments" as an asset or liability on our balance sheet. The change in this amount from period to period is included in our statement of operations.

In fiscal 2004 and in the first three quarters of fiscal 2005 this change in value was included as a subheading under Non-operating Income/(Expense), namely, Other Income/(Expense). Subsequently, the change in the amount has been included as part of our Gain on sale of loans in the Revenue section of our statement of operations.

We presently believe that these matters affect our Annual Report on Form 10-KSB for the years ended April 30, 2004 and 2005 and our Quarterly Reports on Form 10-QSB for the quarters ended July 31, October 31, 2004 and 2005 and our Quarterly Report on Form 10-QSB for the quarter ended January 31, 2005.

As part of our review, we are determining what, if any, action should be taken with respect to other periods.

The following table shows our current best judgment of the impact of these restatements.

Differences From
Reported Values

Balance Sheet

Quarterly Period
     Ending:               4/30/04     7/31/04     10/31/04     1/31/05    4/30/05      7/31/05    10/31/05

Total Assets -
  As Reported            $10,226,685  $9,463,670  $9,069,998  $11,325,369  $8,105,161  $8,332,763  $8,069,874
Total Assets -
  As Recalculated         10,055,863   9,479,242   9,082,685   11,315,281   8,117,866   8,332,763   8,069,874

Dollar Difference           (170,822)     15,572      12,687      (10,088)     12,705           -          -
Percentage Difference            -2%         0%          0%           0%         0%           0%          0%


Total Liabilities -
     As Reported          $2,852,519  $2,469,030   $2,042,917   $4,613,926 $4,530,126  $4,491,576  $4,415,082
Total Liabilities -
     As Recalculated       2,852,519   2,469,030    2,042,917    4,613,926  4,530,126   4,474,073   4,431,427
Dollar Difference                  -           -            -            -          -     (17,503)     16,345
Percentage Difference           0%          0%          0%            0%         0%          0%          0%


Total Equity -
     As Reported          $7,374,166  $6,994,640   $7,027,081   $6,711,443 $3,575,035  $3,841,187  $3,654,792
Total Equity -
     As Recalculated       7,203,344   7,010,212    7,039,768    6,701,355  3,587,740   3,858,690   3,638,447
Dollar Difference           (170,822)     15,572       12,687      (10,088)    12,705      17,503     (16,345)
Percentage Difference           -2%         0%           0%           0%         0%          0%          0%


                                                                6 Months               9 Months                Full Year

Quarterly Period
     Ending:               4/30/04     7/31/04     10/31/04     10/31/04     1/31/05    1/31/05    4/30/05      4/30/05

Total Revenue -
     As Reported         $16,587,564  $2,491,387  $2,449,958  $4,941,345  $2,197,485  $7,114,885  $2,718,156  $10,205,281
Total Revenue -
     As Recalculated      16,591,742   2,505,781   2,452,073   4,957,854   2,205,397   7,163,251   2,748,861    9,912,112
Dollar Difference              4,178      14,394       2,115      16,509       7,912      48,366      30,705     (293,169)
Percentage Difference           0%          1%          0%          0%          0%          1%          1%          -3%


Other Income/(Expense) -
     As Reported           $(791,157)  $(217,215)    $(6,890)  $(224,105)   $(11,927)  $(152,224)   $(15,621)   $(124,333)
Other Income/(Expense) -
     As Recalculated        (966,157)    (45,215)    (11,890)   (224,105)    (21,927)   (152,224)    (15,621)    (124,333)
Dollar Difference           (175,000)    172,000      (5,000)       -        (10,000)       -           -            -
Percentage Difference          22%        -79%         73%          0%          84%         0%          0%           0%


Net Income -
     As Reported            $191,308   $(342,328)    $32,441   $(309,887)  $(315,640)  $(625,525) $(3,273,171)$(3,898,695)
Net Income -
     As Recalculated          20,486    (155,934)     29,556    (126,378)   (317,728)  $(444,106)  (3,242,466) (3,686,572)
Dollar Difference           (170,822)    186,394      (2,885)    183,509      (2,088)    181,419       30,705     212,123
Percentage Difference         -89%        -54%         -9%        -59%         1%        -29%           -1%         -5%


                                                        6 Months
Quarterly Period
     Ending:                     7/31/05        10/31/05        10/31/05

Total Revenue -
     As Reported                $3,483,107      $2,929,963      $6,413,071
Total Revenue -
     As Recalculated             3,465,604       2,963,810       6,429,415
Dollar Difference                  (17,503)         33,847          16,344
Percentage Difference                -1%              1%              0%


Other Income/(Expense) -
     As Reported                    $-               $-              $-
Other Income/(Expense) -
     As Recalculated                 -                -               -
Dollar Difference                    -                -               -
Percentage Difference               nm               nm              nm


Net Income -
     As Reported                $266,152         $(186,394)         $79,757
Net Income -
     As Recalculated             248,649          (152,547)          96,103
Dollar Difference                (17,503)           33,847           16,346
Percentage Difference               -7%             -18%              20%

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: February 22, 2006
                                        Transnational Financial Network, Inc.


                                        /s/ Joseph Kristul
                                        ----------------------------------------
                                        Joseph Kristul, Chief Executive Officer